                                                   -----------------------------
                                                           OMB APPROVAL
                                                   -----------------------------
                                                     OMB Number:  3235-0060
                                                     Expires:  May 31, 2000
                                                     Estimated average burden
                                                     hours per response.....5.00
                                                   -----------------------------


                               UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    March 7, 2000
                                                ------------------------------
                                Stamps.com Inc.
------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

            Delaware                       000-26427           77-0454966
------------------------------------------------------------------------------
   (State or other jurisdiction           (Commission        (IRS Employer
         of incorporation)                File Number)    Identification No.)


3420 Ocean Park Boulevard, Suite 1040,  Santa Monica, California       90405
------------------------------------------------------------------------------
         (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code   (310) 581-7200
                                                   ---------------------------

----------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On March 13, 2000, Stamps.com announced the appointment of John A. Duffy, senior vice president of corporate strategy at United Parcel Service, Inc. and Stephen M. Teglovic, former president and CEO of iShip.com and a current Stamps.com executive, to the company's board of directors. As a result, the Stamps.com board is now comprised of twelve members. The appointments were made in connection with Stamps.com's acquisition of iShip.com, which was completed on March 7, 2000.

     Attached as Exhibit 99.1 to this report is a press release issued on March 13, 2000 announcing the addition of two members to the Stamps.com board.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

               99.1 Press Release issued by the Registrant on March 13, 2000 (announcing the addition of two members to the Stamps.com board).

                                  SIGNATURES*

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     Stamps.com Inc.
                                           -----------------------------------
                                                       (Registrant)

      March 22, 2000                           /s/ John W. LaValle
---------------------------                ------------------------------------
           Date                                    John W. LaValle
                                                   Chief Financial Officer